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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 25, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)





             DELAWARE                     0-26634                13-2507777
   (State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation or organization)    File Number)        Identification No.)

              700 CHESTNUT RIDGE ROAD
             CHESTNUT RIDGE, NEW YORK                          10977
      (Address of principal executive offices)               (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)








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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Director Resignation

     On November 25, 2003, Lutz P. Henckels resigned from the Board of Directors and as an employee of LeCroy Corporation. A copy of Amendment No. 1 to the Amended and Restated Employment Agreement with Mr. Henckels is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
----------        ------------
99.1              Amendment No. 1 to the Amended and Restated Employment
                  Agreement, dated November 25, 2003, between LeCroy Corporation and Lutz P. Henckels.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LECROY CORPORATION


Date:  December 1, 2003
                                     /s/ Scott D. Kantor
                                     -------------------
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1 Amendment No. 1 to the Amended and Restated Employment Agreement, dated November 25, 2003, between LeCroy Corporation and Lutz P. Henckels.